Investment in Affiliates	9 Months Ended
Dec. 31, 2023
Investments in and Advances to Affiliates [Abstract]
Investment in Affiliates
11.	Investment in Affiliates
Investment in affiliates at March 31, 2023 and December 31, 2023 consists of the following:

	Millions of yen
	March 31, 2023	December 31, 2023
Shares*	¥973,929	¥1,071,807
Loans and others	26,775	29,753

	¥1,000,704	¥1,101,560

*
There were certain investees measured at fair value by electing the fair value option, primarily to reduce volatility in the equity in net income (loss) of the investees arising from the difference in the measurement basis of their assets and liabilities. The shares in these investees amounted to ¥2,511 million and ¥5,737 million as of March 31, 2023 and December 31, 2023, respectively.